SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C.  20549

                                    FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report:    September 30, 1997
                      --------------------------------------
                        (Date of earliest event reported)


                      Bion Environmental Technologies, Inc.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



       Colorado              0-19333           84-1176672
     --------------        ------------  -------------------
     (State of            (Commission     (I.R.S. Employer
    Incorporation)          File No.)     Identification No.)


      555 17th Street, Suite 3310, Denver, Colorado 80202
     -----------------------------------------------------
     (Address and Zip Code of Principal Executive Offices)


Registrant's  telephone  number  including  area  code:  (303)  294-0750

ITEM 5.  OTHER EVENTS.
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(A)          On September 30, 1997 Bion Environmental Technologies, Inc., (the
"Registrant") signed a contract for the design, permitting, and construction of its patented Bion NMS' animal waste treatment system for a new 11,500 hog
finishing  farm  in  Randolph  County,  North  Carolina.   Bion NMS's patented
process is an ecologically-friendly biological system which solves animal waste handling concerns and significantly reduces odor. In the process, hog wastes are converted into nutrient-rich biologically active biosolids which the Registrant blends to become BionSoil' products such as organic fertilizers and soil amendments.

(B) On October 8, 1997, the Registrant entered into an agreement to design and install a number of its patented Bion NMS animal waste treatment systems in the States of Colorado and Nebraska. That agreement is attached as
Exhibit  10-1 to the Registrant's September 30, 1997 Form 8-K filed on October
9. 1997 and is hereby incorporated by reference. The agreement marks the Registrant*s initial entry into the Colorado and Nebraska animal raising markets. The agreement is subject to certain contingencies regarding financing and other matters which must be resolved by November 15, 1997 (unless extended by mutual written agreement). The agreement covers Phase I of a proposed hog farm in eastern Colorado and western Nebraska which will house 330,000 finishing hogs. The Agreement calls for payment of $1,200,000 in fees to the Registrant and an equity investment in the Registrant of $3,000,000 through the purchase of 1,000,000 Units at a purchase price of $3.00 per Unit where one Unit shall consist of one share of the Registrant's restricted common stock and one warrant to purchase one share of the Registrant's restricted stock at a price of $7.00 per share. The agreement also covers numerous other matters (all of which are set forth in Exhibit 10.1 attached to the Registrant's September 30, 1997 Form 8-K filed on October 9. 1997) including that the Registrant has granted an option for design and installation of Bion NMS systems for Phase II of the project which is contemplated to house 330,000 additional finishing hogs, if completed.

(C) Effective October 8, 1997 the Registrant and Scott R. Sieck, Manager, Corporate Development and Shareholder Relations, (collectively "the parties") mutually agreed not to renew Mr. Sieck's year-to-year employment agreement which is detailed in the Registrant*s August 30, 1996 Form 8-K. The parties also agreed that of Mr. Sieck's remaining 150,000 Class K-1 through K-3 warrants to purchase the Registrant's restricted common stock, 100,000 will now be cancelled and he will retain 50,000 warrants to purchase the Registrant*s restricted common stock at a price of $6.00 per share exercisable from March 1, 1998 through October 1, 1999. Mr. Sieck will also be granted options to purchase 10,000 shares of the Registrant*s common stock at a price of $6.25 per share and 10,000 shares at a price of $7.25 per share, pursuant to the Registrant*s Fiscal Year 1994 Incentive Plan.

(D) Effective October 3, 1997, the Registrant granted bonuses under its Fiscal Year 1994 Incentive Plan to three of its employees consisting of a total of 30,000 options to purchase shares of the Registrant*s common stock, 10,000 at a price of $5.40 per share, and 20,000 at a price of $6.25 per share.


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.
--------    -------------------------------------

Exhibit 10.1: Bion NMS Installation Agreement (previously filed and incorporated herein by reference)






     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               BION  ENVIRONMENTAL  TECHNOLOGIES,  INC.





Date:  October  17,  1997          By:        /s/  Jon  Northrop
                                        ------------------------
                                                   Jon  Northrop,
                                                   Chief  Executive  Officer

     INDEX  TO  EXHIBITS


Financial  Statements  and  Exhibits.
------------------------------------



     10.1 Bion NMS Installation Agreement (previously filed and incorporated by reference herein)